AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment No. 4”) is entered into as of June 26, 2009, by and among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada (“Borrower”), STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”), STANRIC, INC., a Delaware corporation (“SI”), MARDEVCO CREDIT CORP., a New York corporation (“MCC”; and together with SMP and SI, each individually a “Credit Party”, and collectively, “Credit Parties”), lenders who are party from time to time to the Credit Agreement (“Lenders”), GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself, as Lender, and in its capacity as Agent for Lenders (“Agent”), and GE CAPITAL MARKETS, INC., as Lead Arranger and Bookrunner.

BACKGROUND

Borrower, Agent and Lenders are parties to a Credit Agreement dated as of December 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement; provided, however, that all capitalized terms not otherwise defined herein or in the Loan Agreement shall have the meanings given to them in the US Credit Agreement.

2.           Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)           The first recital is amended by deleting the phrase “Twelve Million Dollars” and substituting therefor “Ten Million US Dollars” and deleting each reference to “$12,000,000 and substituting therefore “US$10,000,000”.

(b)           Section 1.4 is amended by deleting “$12,000,000” and substituting therefore “US$10,000,000”.

(c)           Annex A is amended as follows:

(i)           The following defined terms are added in their appropriate alphabetical order:

(A)           “Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement dated as of June 26, 2009 by and among SMP Canada, SI, MCC, SMP, Agent, and the Lenders party thereto.

(B)           “Amendment No. 4 Effective Date” means the date on which the conditions precedent set forth in Section 3 of Amendment No. 4 are satisfied.

(ii)           Each of the following defined terms is amended as follows:

(A)           The definition of “Commitments” is amended by deleting the phrase “Twelve Million Dollars (US$12,000,000) on the Closing Date” and substituting therefor “Ten Million US Dollars (US$10,000,000) on the Amendment No. 4 Effective Date”.

(B)           The definition of “Commitment Termination Date” is amended by deleting “March 20, 2012” and substituting therefore “March 20, 2013”.

(C)           The definition of “Index Rate” is amended and restated as follows:

“Index Rate” means, for any day, a floating rate equal to the highest rate of the following three rates set forth in clauses (i), (ii) and (iii): (i) the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street Journal ceases quoting a prime rate, the rate publicly quoted from time to time as the “prime rate” by another national publication selected by Agent in its sole discretion), (ii) the Federal Funds Rate plus 300 basis points per annum and (iii) the sum of (A) the LIBOR Rate for a three month LIBOR Period determined on the second full LIBOR Business Day next preceding the first day of such LIBOR Period plus (B) the excess of the Applicable Revolver LIBOR Margin over the Applicable Revolver Index Margin.  Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

(D)           The definition of “LIBOR Rate” is amended and restated as follows:

“LIBOR Rate” means for each LIBOR Period, a rate of interest determined by Agent equal to the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m.  (London, England time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (or if no such offered rate exists, such rate will be the rate of interest determined from such other reporting service or other information as shall be mutually acceptable to Agent and Borrower); provided that at no time shall the LIBOR Rate be less than the LIBOR Rate for a three month LIBOR Period determined on the second full LIBOR Business Day next preceding the first day of such LIBOR Period.”

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(E)           The definition of “Term Loan Commitments” is amended by deleting the phrase “Twelve Million Dollars (US$12,000,000) on the Closing Date” and substituting therefor “Ten Million US Dollars (US$10,000,000) on the Amendment No. 4 Effective Date”.

(d)           Clause (c) of Annex C is amended as follows:

(i)           By inserting in clause (iii)(A) of the second sentence thereof immediately following “with respect to banks at which a Blocked Account is maintained” the following phrase:

“, such bank agrees, from and after the receipt of a notice (an “Activation Event”) from Agent (which Activation Notice may be given by Agent at any time at which (1) an Event of Default has occurred and is continuing or (2) an event or circumstance having a Material Adverse Effect has occurred, (any of the foregoing being referred to herein as an “Activation Notice”);”

(ii)           By inserting in clause (iii) (B) of the second sentence thereof immediately preceding "with respect to the Concentration Account Bank" the phrase “from and after receipt of an Activation Notice from Agent upon the occurrence of an Activation Event”; and

(iii)           By inserting at the beginning of the third sentence thereof immediately prior to "Borrower shall not, and shall not cause or permit" the phrase “From and after the date Agent has delivered an Activation Notice to any bank with respect to any Blocked Account(s)”.

(e)           Annex J of the Credit Agreement is hereby deleted and replaced by the new Annex J attached hereto.

3.           Conditions of Effectiveness. This Amendment No. 4 shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment No. 4 executed by Borrower and Lenders, (ii) four (4) copies of Amendment No. 6 to Second Amended and Restated Credit Agreement dated as of the date hereof by and among the Credit Parties, lenders party thereto, General Electric Capital Corporation, as lender and as agent for lenders, Bank of America, N.A., as lender and as a co-syndication agent, Wachovia Bank, N.A., as lender and as a co-syndication agent, and JP Morgan Chase Bank, N.A., as lender and as documentation agent, which amendment shall have been executed by the parties thereto, (iii) payment to each Lender which executes this Amendment No. 4 of an amendment consent fee equal to 0.50% of such Lender’s Term Loan Commitment (after giving effect to this Amendment No. 4), which fee shall be charged to the Revolving Loan (as such term is defined in the US Credit Agreement) balance under the US Credit Agreement, (iv) payment of all fees and expenses due and payable to Agent’s own account in connection with this Amendment No. 4 and the Loan Agreement and (v) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

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4.           Representations and Warranties.  Borrower hereby represents and warrants as follows:

(a)           This Amendment No. 4 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment No. 4, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 4.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 4.

(d)           No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

5.           Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Governing Law. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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7.           Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

8.           Counterparts; Facsimile. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed as of the day and year first written above.

SMP MOTOR PRODUCTS LTD.

By:________________________________
Name:
Title:

GE CANADA FINANCE HOLDING COMPANY, as Agent and Lender

By:____________________________
Name:
Title:

[ADDITIONAL SIGNATURE PAGES TO FOLLOW]

BANK OF AMERICA, N.A., by its Canada Branch

By:____________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:____________________________
Name:
Title:

[ADDITIONAL SIGNATURE PAGES TO FOLLOW]

WELLS FARGO
CANADA

By:____________________________
Name:
Title:

WACHOVIA CAPITAL FINANCE CANADA

By:_____________________________
Name:
Title:

[ADDITIONAL SIGNATURE PAGES TO FOLLOW]

The following Persons are signatories to this Amendment No. 4 in their capacity as Credit Parties and not as Borrower.

MARDEVCO CREDIT CORP.

By:_________________________________
Name:
Title:

STANRIC, INC.

By:_________________________________
Name:
Title:

STANDARD MOTOR PRODUCTS, INC.

By:____________________________
Name:
Title:

[ADDITIONAL SIGNATURE PAGES TO FOLLOW]

The undersigned is a signatory to this Amendment No. 4 solely in its capacity as agent on behalf of the Agent and Secured Parties hereunder under the Security Agreement dated February 7, 2003, as amended, entered into between the undersigned and the Credit Parties that are signatory thereto.

GENERAL ELECTRIC CAPITAL CORPORATION, as US Agent

By:____________________________
Name:
Title: